JULIUS BAER FUNDS


                   JULIUS BAER INVESTMENT FUNDS (the "Trust")
         JULIUS BAER GLOBAL EQUITY FUND INC. (the "Global Equity Fund")

       Julius Baer International Equity Fund ("International Equity Fund")
          Julius Baer Total Return Bond Fund ("Total Return Bond Fund") Julius Baer Global High Yield Bond Fund ("Global High Yield Bond Fund")
           Julius Baer Global Equity Fund Inc. ("Global Equity Fund")

                           (collectively, the "Funds")


                       STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 27, 2005, as revised April 1, 2005, as further revised October 18, 2005


This Statement of Additional Information (SAI) is not a Prospectus, but it relates to the prospectus of the Julius Baer Funds (the "Funds") dated February 27, 2005, as amended and supplemented from time to time (the "Prospectus").


Financial Statements are incorporated by reference into this SAI from the Funds' most recent Annual Report.

You can get a free copy of the Funds' Prospectus or most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:


                         U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202
                                 (800) 387-6977


You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Funds' website at http//www.us-funds.juliusbaer.com.

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission ("SEC").

You can get text-only copies:

         For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-6009.
         Telephone:  1-202-942-8090
         E-mail address:  publicinfo@sec.gov
         Free from the SEC's Internet website at http://www.sec.gov.

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CONTENTS                                                                    PAGE

History of the Funds                                                           3

Description of the Funds, Their Investments and Risks                          3

Common Investment Strategies                                                   6

Investment Limitations                                                        23

Disclosure of Funds' Portfolio Holdings                                       26

Management of the Funds                                                       29

Capital Stock                                                                 42

Additional Purchase and Redemption Information                                44

Additional Information Concerning Exchange Privilege                          46

Additional Information Concerning Taxes                                       47

Independent Registered Public Accounting Firm                                 48

Counsel                                                                       48

Financial Statements                                                          48


Appendix A - Description of Ratings

Appendix B - Proxy Voting Guidelines Summary


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                                 FUNDS' HISTORY

The Trust was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, and amended on June 22, 1992, September 16, 1993, January 27, 1995, July 1, 1998, October 16, 2002, March 18, 2003, and February 25, 2004 (the
"Trust Agreement"). On July 1, 1998, the Trust changed its name from BJB Investment Funds to Julius Baer Investment Funds. At the same time, the names of the BJB International Equity Fund and the BJB Global Income Fund changed to Julius Baer International Equity Fund and the Julius Baer Global Income Fund, respectively. Julius Baer Global Income Fund changed its name to Julius Baer Total Return Bond Fund as of February 25, 2004.

The Global Equity Fund was incorporated in Maryland on May 23, 1990. From July 17, 1990 to June 30, 2004, the Fund operated as a closed-end investment company under the name The European Warrant Fund, Inc. After converting from a closed-end to an open-end investment company, the Fund changed its fiscal year end from March 31 to October 31.


The Prospectus, dated February 27, 2005, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC ("U.S. Bancorp" or the "Transfer Agent"), at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.


              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

The Total Return Bond Fund is a non-diversified, open-end management investment company. The International Equity Fund, Global High Yield Bond Fund and the Global Equity Fund are diversified open-end management investment companies.

PORTFOLIO INVESTMENTS



                            INTERNATIONAL EQUITY FUND


The International Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies. Ordinarily, the Fund invests at least 80% of its net assets (including future positions and borrowings for investment purposes) in international equity securities. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Brazil, Bulgaria, Canada, Chile, China, Croatia, Czech Republic, Denmark, Egypt, Hungary, Hong Kong, India, Indonesia, Israel, Japan, Malaysia, Mauritius, Mexico, New Zealand, Norway, Papua New Guinea, Peru, Philippines, Poland, Romania, Russia, Singapore, Slovak Republic, Slovenia, South Africa, South
Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, Ukraine, the United Kingdom, the United States and Venezuela. The Fund may also invest in those countries denominated in the Euro.

The Fund also may invest up to 10% of its total assets in equity warrants and interest rate warrants of international issuers. However, the Fund will not invest more than 5% of its net assets in over-the-counter ("OTC") warrants. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Fund will invest substantially all of its assets in equity securities when the Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser's analysis and selection process focuses on growth potential; investment income is not a primary consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting


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foreign equity securities.  Generally,  the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be affected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund generally follows a multi-capitalization approach focusing on mid to large capitalization companies, but the Fund may also invest in smaller, emerging growth companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund may invest in debt securities of US or foreign corporate issuers, the US government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

                             TOTAL RETURN BOND FUND

The Total Return Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. The Fund may invest in debt securities of US or foreign corporate issuers, the US government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Australia, Canada, Croatia, Czech Republic, Denmark, Egypt, Hong Kong, Hungary, Iceland, India, Indonesia, Israel, Japan, Mexico, New Zealand, Norway, Poland, South Africa, Switzerland, Taiwan, Turkey, the United Kingdom and the United States. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency values, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

In selecting particular investments for the Fund, Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.)(the "Adviser" or "JBIM") will seek to mitigate investment risk by limiting its investments to quality fixed-income securities. The Fund may not invest in governmental or corporate bonds rated at the time of purchase below "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P"). The Fund may invest in securities with equivalent ratings from another recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below the minimum rating necessary for investment by the Fund, the Fund will consider disposing of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody's and S&P, see the Appendix to this SAI.

The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.


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                           GLOBAL HIGH YIELD BOND FUND


The Global High Yield Bond Fund may invest in debt securities of US or foreign corporate issuers, the US government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Canada, Cayman Islands, Chile, Columbia, Croatia, Czech Republic, Denmark, Egypt, Hong Kong, Hungary, India, Indonesia, Japan, Mexico, New Zealand, Norway, Poland, Romania, South Africa, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom, the United States and Uruguay. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency values, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.


The Fund invests in high yield, high risk bonds, which are those bonds rated at the time of purchase below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. (Moody's). Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody's if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody's. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities. In addition, the Fund may invest 20% of its net assets in global equity securities.

                               GLOBAL EQUITY FUND


The Global Equity Fund may invest in a wide variety of equity securities issued anywhere in the world, including the United States. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Brazil, Bulgaria, Canada, Chile, China, Croatia, Czech Republic, Denmark, Egypt, Hungary, Hong Kong, India, Indonesia, Israel, Japan, Malaysia, Mauritius, Mexico, New Zealand, Norway, Papua New Guinea, Peru, Philippines, Poland, Romania, Russia, Singapore, Slovak Republic, Slovenia, South Africa, South
Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, Ukraine, the United Kingdom, the United States and Venezuela. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Fund may invest in debt securities of US or foreign corporate issuers, the US government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest up to 10% of its total assets in below investment grade debt instruments, commonly known as "junk bonds." The Fund may use derivative instruments for hedging purposes, to remain fully invested, to maintain liquidity, to increase total return or to enhance the utilization of tax loss carry-forwards. These derivative instruments include: futures, options, foreign currency futures, forward contracts, swaps and warrants.


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                          COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, each Fund may engage in some or all of the following investment strategies.

ASSET-BACKED SECURITIES


The Total Return Bond Fund and the Global High Yield Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.


Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities' weighted average life and may lower their return.


Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Total Return Bond Fund and the Global High Yield Bond Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.


BANK OBLIGATIONS

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations, which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

BRADY BONDS

The Global High Yield Bond Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the

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


uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Global High Yield Bond Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED

Each Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities, in which a Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

The Total Return Bond Fund does not intend to retain in its portfolio the common stock received upon conversion of a convertible security or exercise of a warrant and will sell such stocks as promptly as it can and in a manner that it believes will reduce the risk to the Funds of a loss in connection with the sale. The Total Return Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

CURRENCY EXCHANGE TRANSACTIONS

Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Funds may enter into a forward contract in the following circumstances:

         (1) When a Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

         (2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, a Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of a Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Funds from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Funds as regulated investment companies.

         (3) To remain fully invested, to maintain liquidity or to increase total return.

         (4) As part of its investment strategy, a Fund may forward foreign currency contacts to hedge the Fund's portfolio holdings against currency risks. The Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the Adviser.

To support its obligation when a Fund enters into a forward contract to buy or sell currencies, such Fund will earmark or segregate cash or liquid securities having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward contract.

Each Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

A Fund's dealings in forward currency exchange may be used for hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If a Fund enters into a position hedging transaction, cash or liquid securities will be earmarked or segregated in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities earmarked or segregated declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of such Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security or take delivery of the currency. In addition, a Fund may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, the Fund will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Funds must meet to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code") for a given year, the Funds currently intend to limit their gross income from currency transactions to less than 10% of gross income for that taxable year.

CURRENCY HEDGING TRANSACTIONS

The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may incur costs in connection with conversions between various currencies. The Funds, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay a Fund's expenses and would increase an investor's total return. The Funds will conduct foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Funds also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes.


DEPOSITORY RECEIPTS


International Equity Fund, Global High Yield Bond Fund and the Global Equity Fund may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by an U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Global High Yield Bond Fund, the Global Equity Fund and the International Equity Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

EXCHANGE TRADED FUNDS (ETFS)


International Equity Fund, The Global High Yield Bond Fund, and the Global Equity Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.


FIXED-INCOME INVESTMENTS

Each Fund may invest in fixed-income securities. The performance of the debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund's share price will depend on the extent of the Fund's investment in such securities.

FOREIGN INVESTMENTS

Each Fund may invest in foreign securities. Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency.
Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays, which may expose the Funds to unreasonable risk of loss.

The interest payable on the Funds' foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Funds' income. Additionally, the operating expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

No Fund will invest more than 25% of its assets in the securities of supranational entities.

INVESTING IN EMERGING MARKETS


International Equity Fund and Global Equity Fund may invest up to 25% of its assets in securities of issuers located in emerging market countries. Global High Yield Bond Fund may invest up to 40% of its assets in securities of issuers located in emerging countries. The Total Return Bond Fund may also invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. In addition, investing in emerging market countries may increase a fund's risk or exposure to exchange rate volatility.


"Emerging markets" are located in the Asia-Pacific region, Central and Eastern Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Funds may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES, OPTIONS AND CURRENCY EXCHANGE TRANSACTIONS


FUTURES ACTIVITIES. The International Equity Fund, the Global High Yield Bond Fund, and the Global Equity Fund may enter into stock- index futures contracts. Each Fund may enter into interest rate futures contracts and foreign currency futures contracts. Each Fund may also purchase or write related options that are traded on foreign as well as U.S. exchanges.


Entering into a futures contract enables a Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. A Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of such Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. A Fund will not use leverage when it enters into long futures or options contracts. For each long position, such Fund will deposit cash, cash equivalents, or other liquid assets, which, when aggregated with accrued profits held at the Fund's custodian or approved futures commission merchant (FCM) will have a value equal to the underlying commodity value of the contract as collateral with its custodian or FCM in a segregated account.

Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price.

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. A Fund also would be required to earmark or segregate assets or otherwise cover the futures contracts requiring the purchase of foreign currencies. Most currency futures call for payment or delivery in U.S. dollars. As part of their investment strategy, the Funds may use forward foreign currency contracts to hedge a Fund's portfolio holdings against currency risks. Each Fund also may utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when the Adviser believes that purchasing underlying equities denominated in that currency is not recommended.

Currency futures are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

The value of portfolio securities will far exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not completely offset the decline in the value of such Fund's assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the
underlying   securities  or  currencies  and  movements  in  the  price  of  the securities, which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, any increase in the value of the portion of such Fund's securities being hedged may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance. In addition, in such situations, if a Fund has insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Global Equity Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act (CEA) and is not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a "commodity pool operator" with respect to its service as investment adviser to the Global Equity Fund.

OPTIONS ON SECURITIES. Each Fund may write options to generate current income or hedges to reduce investment risk. Each Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities that are traded on foreign or U.S. exchanges or in the over-the-counter market. In addition, a Fund may write covered call options and put options on up to 25% of the net asset value of the securities in its portfolio. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Funds may purchase and write options on securities on U.S. and foreign securities exchanges or in the over-the-counter market.

Although a Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered Clearing Corporation and securities exchanges facilities inadequate. These inadequacies led to the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts that each class may hold, write or exercise within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and affiliates of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. Government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

In the case of options written by a Fund that are deemed covered by virtue of such Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. In doing so, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. Government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

COVERED OPTION WRITING. The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. As discussed above under "Options on Securities," to facilitate closing purchase transactions, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (NASD). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price.

This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (Clearing Corporation) and of the securities exchange on which the option is written.

Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.

Each Fund may purchase call options in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. Each Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

OPTIONS ON STOCK INDICES. The International Equity Fund, the Global High Yield Bond Fund and the Global Equity Fund may purchase and sell call and put options on stock indices. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increase in the value of securities to be acquired. A Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


OPTIONS ON SWAP AGREEMENTS. Global High Yield Bond Fund and the Global Equity Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

FOREIGN CURRENCY OPTIONS. The Funds may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six or nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price, which is expected to be lower than the spot price of the currency at the time the option expires. An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the over-the-counter market, gives the purchaser, in return for a premium, the right to sell for a put and buy for a call the underlying currency.

A Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. For example, a decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, such Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could partially offset the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

OPTIONS ON FUTURES CONTRACTS

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by a Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.


OPTIONS ON INTEREST RATE FUTURES CONTRACT. Each Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


As contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Funds.


OPTIONS ON A FOREIGN CURRENCY FUTURES CONTRACT. Each Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. In contrast to a direct investment in the contract, an option on a foreign currency futures contract gives the purchaser the right, not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

HIGH-YIELD/HIGH-RISK BONDS


The Global High Yield Bond Fund may invest all of its assets, and the International Equity Fund and the Global Equity Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing.


The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.


INCOME DEPOSIT SECURITIES ("IDS")

The Global High Yield Bond Fund may invest in IDS. IDS consist of two securities, common shares and subordinated notes of the issuer, which are "clipped" together. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of REITs, master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDSs are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDSs and trade the common shares and subordinated notes separately.


INTERNATIONAL WARRANTS


The International Equity Fund, the Global High Yield Bond Fund and the Global Equity Fund may invest in warrants of international issuers. The Global Equity Fund and the International Equity Fund may invest up to 10% of its total assets in warrants of international issuers but is limited to 5% of OTC warrants. The Funds' holdings of warrants will consist of equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the International Equity Fund and the Global Equity Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (Euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the Adviser of the Funds believes that international warrants should be considered a liquid investment.


Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations. The Global Equity Fund and the International Equity Fund will only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, a Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Fund.

LENDING PORTFOLIO SECURITIES

Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund's securities may not exceed 33 1/3% of the Fund's net assets. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with such Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser's judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

MONEY MARKET INVESTMENTS

Each Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, Funds could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) (including repurchase agreements with respect to such securities).

MORTGAGE-RELATED SECURITIES


The Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.


AGENCY-MORTGAGE-RELATED  SECURITIES:  The  dominant  issuers  or  guarantors  of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such Global High Yield Bond Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.


The  Funds  consider   GNMA-,   Fannie  Mae-,  and   FHLMC-issued   pass-through
certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of a Fund's investment policies.


PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.


The Funds may  invest in,  among  other  things,  "parallel  pay" CMOs,  Planned
Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Funds will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.
GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.


Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

PRIVATIZATION VOUCHERS

International Equity Fund, Global High Yield Bond Fund and Global Equity Fund may invest in privatization vouchers. Privation vouchers reflects a distribution scheme in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction. Because there may be relatively few potential purchasers for these voucher, especially under adverse market or economic conditions, Global High Yield Bond Fund could find it more difficult to sell the vouchers when the Adviser believes that it is advisable to do so or may be able to sell the vouchers only at prices lower than if the vouchers were more widely held. At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing Global High Yield Bond Fund's net asset value.


REAL ESTATE INVESTMENT TRUSTS


The Global High Yield Bond Fund and the Global Equity Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers.
Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by each Board for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER


Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities) or sold pursuant to Section 4(2) of the 1933 Act (4(2) Commercial Paper). A Rule 144A Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund's 15%
limitation on the purchase of illiquid securities, unless each Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. Each Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities and 4(2) Commercial Paper, although each Board retains ultimate responsibility for any determination regarding liquidity. Each Board will consider all factors in determining the liquidity of Rule 144A Securities and 4(2) Commercial Paper. Each Board will carefully monitor any investments by the Funds in Rule 144A Securities and 4(2) Commercial Paper.

PRIVATE PLACEMENTS

The International Equity Fund, the Global High Yield Bond Fund, and the Global Equity Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when the Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the 1933 Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the 1933 Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an underwriter for purposes of the 1933 Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

ILLIQUID SECURITIES

Each Fund may purchase illiquid securities in an amount not to exceed 15% of its net assets. Illiquid securities are those securities that each Board or its delegate determines on an ongoing basis do not have an adequate trading market; or for other reasons are not readily resalable; or comprise securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.


SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of a fund's total assets and (c) when added to all other investment company securities held by such fund, do not exceed 10% of the value of the fund's total assets. Investors should note that investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests).

SHORT SALES "AGAINST THE BOX"

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund's custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund's long position. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SWAPS, CAPS, FLOORS AND COLLARS

Among the transactions into which the Funds may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a nationally recognized securities rating organization (NRSRO) or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Funds in the event of a default.


STRUCTURED NOTES

Each Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

UNRATED DEBT SECURITIES

Each Fund may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

VARIABLE RATE INSTRUMENTS

Each Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

Each Fund may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net assets.

TEMPORARY DEFENSIVE POSITION


From time to time, the Funds may take a temporary defensive position in reaction to or in anticipation of market, industry and economic changes. During such times, the Trust may invest a large portion of its assets in short-term money market obligations. During such times, the Global Equity Fund may invest all or any portion of its assets in short-term obligations. In addition, the Trust may invest all or any portion of its assets in U.S. Government securities, including repurchase agreements with respect to such securities. Also, the Trust may invest all or any portion of its assets repurchase agreements. The Funds may not achieve its investment objective when its assets are invested in this manner.


PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser's investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 2003 and October 31, 2004, the International Equity Fund's portfolio turnover rate was 114% and 100%, respectively. For each of the two fiscal years ended October 31, 2003 and October 31, 2004, the Total Return Bond Fund's portfolio turnover rate was 160% and 69%, respectively. For the period or fiscal year ended October 31, 2003 and October 31, 2004, the Global High Yield Bond Fund's portfolio turnover rate was 83% and 93%, respectively. For the fiscal years ended March 31, 2003 and March 31, 2004, the Global Equity Fund's portfolio turnover rate was 1024% and 605%, respectively. Upon the Fund's conversion to an open-end fund, it changed its fiscal year end to October 31. From April 1, 2004 through October 31, 2004, the Global Equity Fund's portfolio turnover rate was 204%.



                             INVESTMENT LIMITATIONS

FOR THE TOTAL RETURN BOND FUND AND THE INTERNATIONAL EQUITY FUND


The investment limitations numbered 1 through 11 have been adopted with respect to the International Equity Fund and the Total Return Bond Fund as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment limitations 12 through 14 are non-fundamental policies may be changed by a vote of the Board of Trustees at any time without shareholder approval.

The Funds may not:


1. Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b)
securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

10. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11. Invest more than 15% of the value of the Fund's total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

12. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of its Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% in the case of the Total Return Bond Fund and 10% in the case of the International Equity Fund of the value of the Fund's net assets, of which not more than 5% of each Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.


FOR THE GLOBAL HIGH YIELD BOND FUND AND THE GLOBAL EQUITY FUND

The investment limitations below have been adopted with respect to the Global High Yield Bond Fund and the Global Equity Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1. issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

2. engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

3. underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

4. purchase  the  securities  of  an issuer  (other  than  securities  issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industries;

5. purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

6. purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

7. make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund's net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8. Invest more than 15% of the value of the Fund's total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

In addition, the Global Equity Fund may not:

with respect to 75% of the Global Equity Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Global Equity Fund would hold more than 10% of the voting securities of that issuer;

    THE FOLLOWING INVESTMENT LIMITATIONS HAVE BEEN ADOPTED WITH RESPECT TO THE GLOBAL HIGH YIELD BOND FUND AS A NON-FUNDAMENTAL OPERATING POLICY. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.

(i) The Global High Yield Bond Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global High Yield Bond Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Global High Yield Bond Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Global High Yield Bond Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

    THE FOLLOWING INVESTMENT LIMITATIONS HAVE BEEN ADOPTED WITH RESPECT TO THE GLOBAL EQUITY FUND AS A NON-FUNDAMENTAL OPERATING POLICY. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.

(i) The Global Equity Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Global Equity Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings.


FOR ALL FUNDS

    If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                   DISCLOSURE OF THE FUNDS' PORTFOLIO HOLDINGS

     Each Board has adopted policies with respect to the disclosure of Fund portfolio holdings. Such policies and procedures regarding disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Funds. As a general rule, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below.


     The Funds publicly disclose a Fund's top ten holdings as of month-end, no earlier than five calendar days after such month's end. For their second and fourth fiscal quarters, the Funds publicly disclose a comprehensive schedule of a Fund's portfolio holdings as of such fiscal quarter-end, no earlier than the first business day falling thirty days, and no later than sixty days, after such quarter's end in their annual and semiannual reports. The Funds' annual and semi-annual reports, including their complete portfolio holdings, are sent to shareholders no more than sixty days' after the relevant period end. The Funds' annual and semiannual reports are also filed with the SEC within ten days of being sent to shareholders. The Funds disclose complete portfolio holdings for their first and third fiscal quarters within sixty days of the relevant quarter end in their Form N-Q filings with the SEC. You may obtain a copy of the Funds' schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Funds' website at http://www.us-funds.juliusbaer.com or by calling the Funds at 1-800-387-6977. The Funds' SEC filings are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330).

     In addition to the disclosure of portfolio holdings, the Funds have adopted policies with respect to the disclosure of other information concerning the characteristics of a Fund's portfolio. Information as of month-end concerning industries, sectors, country weights, region weights, duration and other characteristics may be viewed on the Funds' website or made available upon request to existing and prospective shareholders no earlier than five calendar days after such month's end. Information as of month-end concerning performance attribution may be disclosed in narrative or quantitative form no earlier than first business day falling fifteen days after such month's end.

For some investment mandates, the portfolio of a Fund may be utilized as a "representative account" ("Fund Representative Account") so that the Fund's portfolio holdings may be disclosed to the Adviser's existing and prospective separate account clients, consultants and others. This disclosure of a Fund Representative Account's holdings is permitted provided that (a) the applicable Fund is not identified as being the Fund Representative Account in compliance with applicable laws and regulations and interpretive positions relating to mutual fund advertising and (b) such portfolio holdings were previously publicly disclosed in accordance with these policies. In addition, the Funds may distribute analytical information concerning a Fund Representative Account's month-end portfolio as mentioned above with respect to information concerning characteristics of a Fund's portfolio, provided the applicable Fund is not identified in any manner as being the Fund Representative Account.

     The portfolio holdings of the Funds and other information concerning Fund portfolio characteristics may be considered material, non-public information. In an effort to prevent the misuse of such information, the Funds have adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the Funds. As permitted by SEC rules, the Funds' policy of preventing selective disclosure of portfolio holdings does not apply to: (1) persons who owe a fiduciary or other duty of trust and confidence to the Funds (such as the Funds' legal counsel and independent auditor); or (2) persons to whom disclosure is made in advancement of a legitimate business purpose of the Funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements described in the next paragraph). The Funds' policies provide that such parties are subject to duties of confidentiality imposed by law and/or contract.

Pursuant to this policy, for the legitimate business purposes stated below and in each case subject to a non-disclosure agreement, the Funds may enter into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Funds (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser's investment teams, proxy evaluation vendors, pricing services, credit rating agencies, or entities that provide back-office service functions for the Adviser); (2) market data vendors (such as mutual fund ranking and rating organizations) for the purpose of facilitating such organizations' evaluations of the Funds and the public dissemination of rankings, ratings and other evaluations of the Funds by these organizations; (3) large investment management industry consultants for the purpose of facilitating their evaluation of the Funds and the public dissemination of their views concerning the Funds in a manner similar to market data vendors; (4) consultants to: (a) separate account clients and prospects,
(b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (5) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (6) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose of performing initial and ongoing due diligence concerning the sale of the Funds through an intermediary's system. Additional categories involving legitimate business purpose may be added upon approval of each Board.

     Separate accounts, unregistered commingled investment vehicles and registered investment companies that are managed or sub-advised by the Adviser in a similar manner to the Funds are subject to different portfolio holdings disclosure standards. Each client account of the Adviser is included within a composite of client accounts that are managed in a specific style and constructed in accordance with performance guidelines. For some styles, the portfolio of a client separate account may be utilized as a "representative account" ("Non-Fund Representative Account") so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants and others. This disclosure of a Non-Fund Representative Account's holdings is permitted by the Adviser provided that (a) the applicable client is NOT identified as being the Non-Fund Representative Account and (2) the portfolio holdings are as of a month-end date and the information is provided no earlier than the first business day falling five days after such month's end. The Adviser's policies are not intended to prevent communications with clients concerning their accounts. Consultants may receive complete holdings information subject to the Adviser's general practice of requiring non-disclosure agreements. Certain institutional funds and separate accounts managed by the Adviser have substantially similar investment objectives and policies to certain Funds that are generally available to the public and may therefore have substantially similar portfolio holdings.


     Each Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds' disclosure policies. These policies may not be waived, or exceptions made, without the consent of the Funds' Chief Compliance Officer. All waivers and exceptions will be disclosed to each Board no later than its next regularly scheduled quarterly meeting. Any such additional restrictions, waivers or exceptions will be for legitimate business purposes.

     The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading in shares of the Funds and/or in portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.


Each Fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by JBIM or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into confidentiality agreements that generally provide that (a) the portfolio information is the confidential property of the Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (b) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (i) are authorized to have access to the portfolio information and (ii) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (c) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; (d) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (e) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Funds, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient,
(iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Funds to be disclosed. In addition, confidentiality agreements should clearly state the legitimate business purpose. Any confidentiality agreement must be in form and substance acceptable to the Funds' Chief Compliance Officer. The Funds' Chief Compliance Officer may deviate from these minimum provisions if he or she believes that such deviations are reasonable and consistent with reasonably protecting the confidentiality of the Funds' portfolio information. The entities that may receive the information described above are: Factset, Bloomberg and Vestek (full holdings daily). A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund. Except as discussed above, each Fund may provide to ratings and rankings organizations the same information at the same time that it is made publicly available under the Funds' policies.

     In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: the administrator; auditors; the custodian; the securities lending agent; the pricing vendor(s); the proxy voting agent; broker-dealers in connection requests for price quotations or bids on one or more securities; legal counsel to the Funds or the non-interested trustees or non-interested directors; regulatory authorities; and parties to litigation. The entities to whom each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed.

                             MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES AND DIRECTORS

Overall responsibility for management and supervision of the Funds rests with the Trustees, Directors and officers of the Funds. The Boards are composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees or Directors approve all significant agreements between the Funds and the persons and companies that furnish services to the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The day-to-day operations of the Funds are delegated to the Adviser.

TRUSTEES, DIRECTORS AND OFFICERS

The names of the Trustees, Directors and officers of the Funds, their addresses, dates of birth, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the four series of the Trust and the Global Equity Fund ("GEF").

INDEPENDENT TRUSTEES AND DIRECTORS:

------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------

NAME, DATE OF BIRTH AND ADDRESS   POSITIONS AND TERM     PRINCIPAL OCCUPATION(S)    NUMBER OF PORTFOLIOS IN           OTHER
                                 OF OFFICE(1) WITH THE   DURING PAST FIVE YEARS     FUND FAMILY OVERSEEN BY       DIRECTORSHIPS(2)
                                        FUNDS                                          TRUSTEE OR DIRECTOR             HELD
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------
Gerard J.M. Vlak                Trustee of the Trust   Retired                                  5              The Rouse Company
(September 28, 1933)            since June 1992;                                                               (1996 - present)
330 Madison Avenue              Director of GEF
New York, New York 10017        (Class III) since
                                November 2004.
                                Chairman of the Fund
                                complex since 2005.
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------
Harvey B. Kaplan                Trustee of the Trust   Controller (Chief Financial              5              None
(June 1, 1947)                  since December 1995;   Officer), Easter Unlimited,
330 Madison Avenue              Director of GEF        Inc. (toy company)
New York, New York 10017        (Class III) since
                                July 1990
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------
Robert S. Matthews              Trustee of the Trust   Partner, Matthews & Co.                  5              None
(October 16, 1943)              since June 1992;       (certified public
330 Madison Avenue              Director of GEF        accountants)
New York, New York 10017        (Class II) since
                                June 2002
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------
Peter Wolfram                   Trustee of the Trust   Partner, Kelley Drye &                   5              None
(April 2, 1953)                 since June 1992;       Warren (law firm)
330 Madison Avenue              Director of GEF
New York, New York 10017        (Class III) since
                                November 2004
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------
Antoine Bernheim                Trustee of the Trust   President, Dome Capital                  5              None
(May 30, 1953)                  since November 2004;   Management, Inc.; Chairman,
330 Madison Avenue              Director of GEF        Dome Securities Corp.
New York, New York 10017        (Class I) since July
                                1990
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------
Thomas Gibbons (3)              Trustee of the Trust   President, Cornerstone                   5              None
(June 1, 1947)                  since November 2004;   Associates Management
330 Madison Avenue              Director of GEF        (Consulting Firm)
New York, New York 10017        (Class II) since
                                December 1993
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------

INTERESTED TRUSTEES AND DIRECTORS:


------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------

NAME, DATE OF BIRTH AND ADDRESS  POSITION AND TERM OF    PRINCIPAL OCCUPATION(S)     NUMBER OF PORTFOLIOS IN          OTHER
                                      OFFICE(1)          DURING PAST FIVE YEARS      FUND FAMILY OVERSEEN BY      DIRECTORSHIPS(2)
                                                                                       TRUSTEE OR DIRECTOR             HELD
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------
Glen Wisher (3)                 Trustee of the Trust   CEO of Julius Baer                       5              None
(October 10, 1963)              since September 2005.  Americas (since May 2004);
330 Madison Avenue                                     Managing Director & Head
New York, NY 10017                                     of Institutional Asset
                                                       Management Americas of
                                                       Julius Baer Americas
                                                       (October 2001-June 2004).
                                                       Director of Fixed Income
                                                       (London) (January 2001-
                                                       October 2001); Senior
                                                       Portfolio Manager (New York)
                                                       January 1999-December 2000).
------------------------------- ---------------------- ----------------------------- ------------------------- ---------------------


(1) Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next annual meeting of the Trust's shareholders and until the election and qualification of his or her successor. Each Director serves for a period of three years, and until his successor is elected and qualified.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Wisher is an interested trustee because he is an employee of Julius Baer Americas.

OFFICERS OF FUNDS:

The business address for each officer of the Funds, except Ms. Sander, Ms. McFarlane, Mr. McVoy, Mr. Howard, and Mr. Majewski is Julius Baer Investment Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Ms. Sanders and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Howard and Mr. Majewski is Thatcher Proffitt and Wood, Two World Financial Center, New York, New York, 10281.

------------------------------- --------------------------- ---------------------------------------------------------------------

   NAME, DATE OF BIRTH AND         LENGTH OF TIME SERVED                             PRINCIPAL OCCUPATION(S)
     POSITION(S) HELD(4)             AS FUND OFFICER(5)                              DURING PAST FIVE YEARS
------------------------------- --------------------------- ---------------------------------------------------------------------
Anthony Williams                  Officer for the Funds     o  Chief Executive Officer of  Julius Baer Investment Management LLC
(March 15, 1964)                        since 2004             (formerly, Julius Baer Investment Management, Inc.) and Asset
President                                                      Management Americas (since 2004)
                                                            o  Head of Asset Management Americas and Chief Operating
                                                               Officer, Julius Baer Investment Management LLC (since 2003)
                                                            o  Director and Head of Cross Border Strategies, JP Morgan
                                                               Fleming Asset Management (1989-2002)
                                                            o  Chief Operating Officer, JP Morgan Fleming Asset
                                                               Management (1998-2001)

------------------------------- --------------------------- ---------------------------------------------------------------------
Denise Downey                     Officer for the Funds     o  First Vice President, Director, Institutional Investments,
(September 1, 1961)                     since 1995             Julius Baer Investment Management LLC (2002-present)
Vice President                                              o  First Vice President, Head of Product Development, Bank
                                                               Julius Baer (2001-2002)
                                                            o  Vice President, Deputy Chief Investment Officer, Bank
                                                               Julius Baer (1995-2001)
------------------------------- --------------------------- ---------------------------------------------------------------------

------------------------------- --------------------------- ---------------------------------------------------------------------

   NAME, DATE OF BIRTH AND        LENGTH OF TIME SERVED                              PRINCIPAL OCCUPATION(S)
     POSITION(S) HELD(4)             AS FUND OFFICER(5)                              DURING PAST FIVE YEARS
------------------------------- --------------------------- ---------------------------------------------------------------------
Greg Hopper                       Officer for the Trust     o  First Vice President of Julius Baer Investment Management LLC
(March 24, 1957)                        since 2002             (formerly, Bank Julius Baer Investment Management LLC 2002-present)
Vice President                                              o  Senior Vice President and High Yield Bond Portfolio
                                                               Manager,  Zurich Scudder Investments (2000 -2002)
                                                            o  High Yield Bond Portfolio Manager, Harris Investment
                                                               Management (1999-2000)

------------------------------- --------------------------- ---------------------------------------------------------------------
Brett Gallagher                   Officer for the Trust     o  First Vice President and Deputy Chief Investment Officer
(August 28, 1961)                  since 1999; for GEF,        of Julius Baer Investment Management LLC (formerly Bank Julius Baer
Vice President                          since 2004             Investment Management, LLC 1999-present)

------------------------------- --------------------------- ---------------------------------------------------------------------
Richard C. Pell                   Officer for the Trust     o  Senior Vice President and Chief Investment Officer of Julius Baer
(September 21, 1954)               since 1995; for GEF,        Investment Management LLC (formerly Bank Julius Baer & Co., Ltd.,
Vice President                          since 2004.            New York Branch 1995-present)

------------------------------- --------------------------- ---------------------------------------------------------------------
Donald Quigley                    Officer for the Trust     o  Vice President and Head of Global Fixed-Income Management
(January 13, 1965)                      since 2001             for Julius Baer Investment Management LLC (2001 - present)
Vice President                                              o  Fixed Income Trader for Chase Asset Management (1993-2001)

------------------------------- --------------------------- ---------------------------------------------------------------------
Rudolph-Riad Younes               Officer for the Trust     o  Senior Vice President and Head of International Equity
(September 25, 1961)               since 1997; for GEF,        Management of Julius Baer Investment Management LLC (formerly
Vice President                          since 2004             Bank Julius Baer & Co., Ltd., New York Branch 1993 - present)

------------------------------- --------------------------- ---------------------------------------------------------------------
Craig M. Giunta                   Secretary for the Funds   o  Vice President, Julius Baer Investment Management LLC (2002-present)
(December 20, 1971)                     since 2001;         o  Assistant Vice President, Bank Julius Baer & Co., Ltd. New York
Secretary, Treasurer and         Chief Financial Officer       Branch (2001 -2002)
Chief Financial Officer          for the Funds since 2003   o  Supervisor of Fund Accounting, Neuberger Berman LLC (1994-2001)

------------------------------- --------------------------- ---------------------------------------------------------------------
Alex Bogaenko                     Treasurer for the Funds   o  Vice President, Julius Baer Investment Management LLC (2005-present)
(April 13, 1963)                        since 2005          o  Manager of Accounting and Director of Portfolio Administration of
Treasurer                                                      Van Eck Global (1995-2005)

------------------------------- --------------------------- ---------------------------------------------------------------------
Dorothy Sanders                    Officer for the Funds    o  Director, Mutual Fund Administration, Investors Bank & Trust
(May 18, 1955)                          (since 2005)           Company (2004-Present)
Assistant Secretary                                         o  Chief Legal Officer of Fred Algers (2000-2004)

------------------------------- --------------------------- ---------------------------------------------------------------------
Steve R. Howard                     Assistant Secretary     o  Partner, Thatcher Proffitt and Wood (2005-present)
(January 16, 1953)                     for the Funds        o  Partner, Paul, Weiss, Rifkind, Wharton & Garrison LLP (1998-2005)
                                        (since 2005)

------------------------------- --------------------------- ---------------------------------------------------------------------
Thomas M. Majewski                  Assistant Secretary     o  Counsel, Thatcher Proffitt and Wood (2005-present)
(February 22, 1963)                    for the Funds        o  Associate, Paul, Weiss, Rifkind, Wharton & Garrison LLP (1998-2005)
                                        (since 2005

------------------------------- --------------------------- ---------------------------------------------------------------------
Victoria McFarlane                 Officer for the Funds    o  Director, Mutual Fund Administration, Investors Bank & Trust
(October 2, 1966)                       (since 2003)           Company (2001 - present)
Assistant Treasurer                                         o  Manager/Assistant Vice President of Fund Treasury for
                                                               MFS Investment Services (1997 - 2002)

------------------------------- --------------------------- ---------------------------------------------------------------------


(4) Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected an d qualified.

(5) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his successor is chosen and qualified, or until they resign or are removed from office.

SHARE OWNERSHIP IN THE FUND COMPLEX AS OF DECEMBER 31, 2004

                                                                     DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE OF
                                     DOLLAR RANGE OF EQUITY         SECURITIES IN THE GLOBAL        EQUITY SECURITIES IN ALL
    NAME OF TRUSTEE/DIRECTOR         SECURITIES IN THE TRUST               EQUITY FUND               FUNDS OF THE FUND FAMILY
                                     -----------------------        ------------------------        -------------------------
Disinterested TRUSTEES/DIRECTORS
Harvey B. Kaplan                    International Equity Fund               $1-$10,000                  $10,001 - $50,000
                                        $10,001 - $50,000
Robert S. Matthews                  International Equity Fund                  None                       Over $100,000
                                          Over $100,000
Gerard J.M. Vlak                    International Equity Fund                  None                        $1 - $10,000
                                          $1 - $10,000
Peter Wolfram                                  None                      $10,001 - $50,000              $10,001 - $50,000
Antione Bernheim                               None                            None                           None
Thomas Gibbons                                 None                        $1 - $10,000                    $1 - $10,000


INTERESTED TRUSTEES/DIRECTORS
Glen Wisher                                    None                            None                           None

Both the Trust and Global Equity Fund have Audit Committees consisting of Messrs. Matthews (chairman), Kaplan and Wolfram who are Directors and Trustees who are not "interested persons" of the Boards as defined by the 1940 Act ("Independent Board members"). As set forth in its respective charter, the primary duties of the Audit Committees are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Funds' independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in each Fund's operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committees may deem necessary or appropriate. Each Audit Committee met twice during the fiscal year ended October 31, 2004.

Both the Trust  and  Global  Equity  Fund have  Nominating  Committees  that are
comprised  of  Messrs.   Gibbons  (chairman),   Kaplan  and  Bernheim,  who  are
Independent Board members. As set forth in its respective charter, the Nominating Committees' primary responsibility is to nominate candidates when there is a vacancy on the respective Board. The Trust's Nominating Committee met once during the fiscal year ended October 31, 2004. The Global Equity Fund's Nominating Committee met twice during the fiscal year ended October 31, 2004.

The Funds' Nominating Committees receive, review and maintain files of individuals qualified to be recommended as nominees for election as Trustees, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating Committees evaluate the candidates' qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds' Adviser and other principal service providers. The minimum qualifications and standards that the Funds seek for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("1934 Act"), to be considered by the Nominating Committees. In evaluating a candidate recommended by a shareholder, the Nominating Committees, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating Committees also review the compensation arrangements for the Independent Board members.

Both the Trust and Global Equity Fund have Compensation Committees, which are sub-committees of the Nominating Committees. The members of the Compensation Committees are Messrs. Gibbons (chairman) and Wolfram.

Both the Trust and Global Equity Fund have standing Valuation Committees, which are comprised of Messrs. Matthews (chairman), Bernheim and Wolfram, who are all Independent Board members. As set forth in its respective charter, the Valuation Committees' primary responsibility is to make fair value determinations on behalf of the Board. The Trust's Valuation Committee met once during the fiscal year ended October 31, 2004. The Valuation Committees meet as necessary.

On June 22, 2005, the Board of the Trust and Global Equity Fund ratified the approval of the formation of an Administrative Service Committee, which is comprised of Messrs. Gibbons (chairman) and Wolfram. In addition to other responsibilities, the Administrative Services Committee shall review contracts with the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter prior to submission to the full board for approval.

The Funds have Compensation Committees, which are comprised of Messrs. Vlak, Bernheim and Gibbons, who are all Independent Board members. The Compensation Committees meet as necessary.

No  director,  officer  or  employee  of  the  Adviser,  the  Distributor,   the
Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer, Trustee or Director.

The following table shows the compensation paid to each Trustee or Director of the Funds who was not an affiliated person of the Funds for the fiscal year ended October 31, 2004.


Name of Trustee/Director                    Harvey B.       Robert S.      Gerald J.M.       Peter            Antoine        Thomas
                                             Kaplan         Matthews          Vlak          Wolfram          Bernheim       Gibbons
Compensation from the Trust (three Funds)    $25,750         $25,750         $25,750         $25,750            $0*            $0*


Compensation from the Global Equity Fund      $9,250          $9,250           $0**            $0**           $9,000          $9,250




Pension or Retirement Benefits                 None            None            None            None            None            None
Accrued as Part of the Trust's
Expenses

Estimated Annual Benefit Upon                  None            None            None            None            None            None
Retirement

Total Compensation from the Trust            $35,000         $35,000         $25,750         $25,750          $9,000          $9,250
and the Global Equity Fund

* Messrs. Bernheim and Gibbons did not serve as Trustees of the Trust during the fiscal year ending October 31, 2004.

** Messrs. Vlak and Wolfram did not serve as Directors of the Global Equity Fund during the fiscal year ending October 31, 2004.


The Trust pays each Trustee of the Trust who is not an affiliated person of the Trust an annual retainer of $40,000 plus a payment of $3,000 per board meeting attended in person, $2,000 per committee meeting attended in person on a day other than a board meeting. In addition, such Trustees receive a payment of either $1,000 or $500 per telephonic meeting, depending on the length of the meeting. The Trust pays such Trustees $1,000 per day when the Trustee attends educational seminars related to investment company, board and/or compliance issues. The Trust also reimburses such Trustees for travel and out-of-pocket expenses related to such meetings.

The Global Equity Fund pays each of its Directors who is not an affiliated person an annual retainer of $7,500 plus a payment of $250 per board and committee meeting attended. The Global Equity Fund also reimburses such Directors for travel and out-of-pocket expenses related to meetings.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.) (the "Adviser" or "JBIM"), 330 Madison Avenue, New York, NY 10017. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland.

JBIM has entered into investment advisory agreements (each an "Advisory Agreement" and collectively, the "Advisory Agreements") with each of the Funds.

The Advisory Agreements provide that JBIM, as Adviser, in return for its fee, and subject to the control and supervision of each Board and in conformity with the investment objectives and policies of the Funds set forth in the Funds' current registration statement and any other policies established by each Board, will manage the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. Under the Advisory Agreements, the Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreements, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities each Fund holds or contemplates purchasing.

The Advisory Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, the Adviser shall not be liable to the Trust the Global Equity Fund, any of the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreements. The Adviser is indemnified by the Funds under the Advisory Agreements.

The Advisory Agreements provide that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in the 1934 Act, Section 28(e)) provided to the Funds and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreements remain in effect for an initial period of two year from the date of effectiveness with respect to each Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by each Board or by vote of the holders of a majority of the relevant each Fund's outstanding voting securities, and by the vote of a majority of the Independent Board Members. The Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the relevant Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days' written notice. As required by the 1940 Act, the Advisory Agreements will automatically terminate in the event of its assignment.

At a meeting held on December 8, 2004, the Board of the Trust approved the renewals of the Advisory Agreements with the Adviser for the funds of the Trust. The Adviser also contractually agreed to reimburse certain expenses of the Total Return Bond Fund, commencing January 1, 2005 through February 28, 2006. The Board noted that the Adviser also had agreed previously to reimburse certain expenses of the High Yield Bond Fund through February 28, 2006.

In determining whether to approve the renewals to the Advisory Agreements, the Board, including all of the Trustees who are not interested persons under the 1940 Act (the "Independent Trustees"), reviewed and considered, among other items: (1) a guide from independent counsel setting forth the Board's fiduciary duties, responsibilities and the factors the Board should consider in its evaluation of the renewals of the Advisory Agreements; (2) comparative information, comparing each Fund's proposed advisory fees, expenses and returns to those of its relevant peer group; (3) the Adviser's complete Form ADV; (4) the Adviser's Financial Statements for December 31, 2003 and 2002; and (5) reports of and presentations by representatives of the Adviser that described:
(i) the nature, extent and quality of the Adviser's services provided to the respective Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) their investment advice and performance; (iv) their assets under management and client descriptions; (v) their soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the current and proposed advisory fee arrangements with the Funds and other similarly managed clients; (vii) compliance program information; (viii) the Adviser's financial information and profitability analysis related to providing services to the JBIF Funds; (ix) fees and other benefits; (x) methodologies to allocate securities among the Funds; (xi) outstanding lawsuits; (xi) breakpoints; and (xiii) the extent to which economies of scale are relevant to the Funds.

At a meeting held on March 16, 2005, the Board of Trustees of the Trust approved an amendment to the International Equity Fund's Advisory Agreement to include breakpoints reducing the investment advisory fees on the International Equity Fund's net assets over $7.5 billion. In determining whether to amend the International Equity Fund's Advisory Agreement to include breakpoints, the Board, including all of the Independent Trustees, reviewed and considered the materials presented at the December 8, 2004 meeting of the Board. In addition, the Board reviewed a breakpoint analysis prepared by the Adviser, additional advisory fee comparisons and profitability analyses for the International Equity Fund for both the fiscal year ending October 31, 2004 and a forecast for the fiscal year ended 2005. The Trustees discussed the written materials and the Adviser's presentations and deliberated on the renewal of the Advisory Agreements in light of this information. In the deliberations, the Trustees did not identify any single piece of information that was all important or controlling but gave significant weight to the relative investment performance of the Funds along with consideration of the other relevant factors.

The Board, including all of the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective renewals: the Adviser has the capabilities, resources and personnel necessary to manage the Funds; the Board is satisfied with the quality of services provided by the Adviser in advising the Funds; the proposed management/advisory fees for the Funds are reasonable as compared to the median and the average fees paid by comparable funds in their respective peer groups; the proposed total annual portfolio operating expenses to be paid by the Funds are reasonable as compared to the median and average expenses paid by comparable funds in their respective peer groups; the performances of the Funds are reasonable in comparison with their benchmark indices and other mutual funds in their peer groups; the expected profit of the Adviser for advisory services, based on the proposed fees, seems reasonable based on the data provided; and the benefits derived by the Adviser from managing the Funds, including how each uses soft dollars, and the ways in which they conduct portfolio transactions and select brokers are reasonable. Additional matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreements include the following:

BENEFITS TO SHAREHOLDERS. The Board, including the Independent Trustees, considered the benefit to shareholders of investing in a Fund that is part of a family of funds.

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board, including the Independent Trustees, considered whether each Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

THE ADVISER'S PERSONNEL AND METHODS. The Board, including the Independent Trustees will review at least annually the background of the Fund's portfolio manager and the Fund's investment goal and discipline. The Independent Trustees have also had discussions with senior management of the Adviser responsible for investment operations. Among other things, they considered the size, education and experience of the Adviser's investment staff, its use of technology, and the Adviser's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

SUPERVISION OF THIRD PARTY SERVICE PROVIDERS. The Board, including the Independent Trustees, and Administrative Service Committee also considered the nature and extent of the Adviser's supervision of third party service providers, principally custodians and administrators.

Based upon the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, determined that the terms of the renewal to the Advisory Agreements were fair to, and in the best interests of the JBIF Funds and their shareholders.

The Board of the Global Equity Fund is not scheduled to consider the approval of the renewal of its Investment Advisory Agreement with the Adviser until the March 2006 meeting of the Board.

Under the terms of the Advisory Agreements, JBIM is entitled to annual fees equal based on the average daily net assets:



International Equity Fund
     From 4/1/05
       Of the first $7.5 billion in average daily net assets   0.90%
       On next $2.5 billion in average daily net assets        0.88%
       On average daily net assets over $10 billion            0.85%

     From 3/1/03 to 4/1/05                                     0.90%
     Prior to 3/1/03                                           0.75%

Total Return Bond Fund                                         0.45%
     From 1/1/05
     From 3/1/03 to 12/31/04                                   0.65%
     Prior to 3/1/03                                           0.50%

Global High Yield Bond Fund                                    0.75%

Global Equity Fund                                             0.90%

Pursuant to Expense Limitation Agreements, JBIM has agreed to reimburse certain expenses of the Total Return Bond Fund, the Global High Yield Bond Fund and the Global Equity Fund through February 28, 2006, so that the total annual operating expenses of the Funds are limited to certain basis points of the average daily net assets of each Fund, as specified in the table below. These Funds have agreed to repay JBIM for expenses reimbursed to the Funds provided that repayment does not cause these Funds' annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which JBIM incurred the expense.

                                        CLASS A                CLASS I
                                        -------                -------
Total Return Bond Fund                   0.69%                  0.44%
Global High Yield Bond Fund              1.25%                  1.00%
Global Equity Fund                       1.40%                  1.15%

The following table states the fees pursuant to the Advisory Agreements for the last three fiscal years ended October 31, for the International Equity Fund and the Total Return Bond Fund. In addition, the table includes Advisory fees, for the period from commencement of operation through October 31, 2003 and the fiscal year ended October 31, 2004, for the Global High Yield Bond Fund. The table also provides Advisory fees for the fiscal year ended October 31, 2004 for the Global Equity Fund.

International Equity Fund
                                  Gross       Waiver/Reimbursement       Net
Year Ended 10/31/02             $5,510,427             $0             $5,510,427
Year Ended 10/31/03             15,201,106              0             15,201,106
Year Ended 10/31/04             47,819,496              0             47,819,496

Total Return Bond Fund

Year Ended 10/31/02              $137,638            $26,260           $111,378
Year Ended 10/31/03               395,653               0              395,653
Year Ended 10/31/04               514,134               0              514,134



Global High Yield Bond Fund


Period Ended 10/31/03            $140,478            $48,181           $92,297
Period Ended 10/31/04            588,781                0              588,781

The Inception date is December 17, 2002 for Global High Yield Bond Fund's Class A shares. The Inception date for Global High Yield Bond Fund's Class I shares is January 30, 2003.

Global Equity Fund
                                  Gross       Waiver/Reimbursement       Net
Period Ended 10/31/04            198,537             253,584           (55,047)

For the fiscal year ended March 31, 2004, March 31, 2003 and March 31, 2002, the Global Equity Fund paid advisory fees to Julius Baer Securities, Inc. (the Global Equity Fund's investment adviser during those time periods) of $421,191, $513,754 and $1,068,984, respectively. After the Fund's conversion to an open-end fund, it changed fiscal year ends to October 31.



In addition to the Adviser's waivers and reimbursements, the Adviser and its affiliates may pay from their own resources compensation for investor servicing including handling potential investor questions concerning the Funds, assistance in the enhancement of relations and communications between the Funds and investors, assisting in the establishment and maintenance of investor accounts with the Funds and providing such other services that in the Adviser's view will assist a Fund's investors in establishing and maintaining a relationship with the Fund. See "Processing Organization Support Payments."

PORTFOLIO MANAGERS

Messrs. Younes and Pell are responsible for the day-to-day management of the International Equity Fund. Messrs Quigley and Pell are responsible for the day-to-day management of the Total Return Bond Fund. Mr. Hopper is responsible for the day-to-day management of the Global High Yield Bond Fund. Messrs Gallagher and Younes are responsible for the day-to-day management of the Global Equity Fund. The information provided below is as of October 31, 2004. Each portfolio manager is responsible for advising the following types of accounts:

Portfolio Managers             Registered Investment             Pooled Funds              Other Accounts
                                     Companies
                            Number of    Total Assets of     Number     Total        Number of    Total Assets of
                            Accounts     Accounts Managed    of         Assets of    Accounts     Accounts
                                         ($million)          Accounts   Accounts                  Managed
                                                                        Managed                   ($million)
                                                                        ($million)

INTERNATIONAL EQUITY FUND

Rudolph-Riad Younes              9          $ 8,621.146          5       $912.099        54          $5,834.481
Richard Pell                     9          $ 8,687.676          5       $936.361        51          $5,774.533

TOTAL RETURN BOND FUND

Donald Quigley                   1            $91.236            5      $1,115.591        1           $126.508
Richard Pell                     9          $ 8,687.676          5       $936.361        51          $5,774.533

GLOBAL HIGH YIELD BOND FUND

Greg Hopper                      1            $90.774            1       $153.208         0              $0

GLOBAL EQUITY FUND

Brett Gallagher                  1            $24.706            2        $70.219         3           $68.887
Rudolph-Riad Younes              9          $ 8,621.146          5       $ 912.099       54          $5,834.481


OTHER ACCOUNTS MANAGED WITH A PERFORMANCE-BASED  ADVISORY FEE (as of October 31,
2004), a subset of the prior table.

PORTFOLIO MANAGERS              Registered Investment              Pooled Funds               Other Accounts
                                      Companies
                             Number of    Total Assets of      Number    Total Assets   Number of   Total Assets of
                             Accounts     Accounts Managed       of      of Accounts    Accounts       Accounts
                                             ($million)       Accounts     Managed                     Managed
                                                                          ($million)                  ($million)

INTERNATIONAL EQUITY FUND

Rudolph-Riad Younes              0               $0              0           $0            1           $238.930
Richard Pell                     0               $0              0           $0            1           $238.930

TOTAL RETURN BOND FUND

Donald Quigley                   0               $0              0           $0            0              $0
Richard Pell                     0               $0              0           $0            1           $238.930

GLOBAL HIGH YIELD BOND FUND

Greg Hopper                      0               $0              0           $0            0              $0

GLOBAL EQUITY FUND

Brett Gallagher                  0               $0              0           $0            0              $0
Rudolph-Riad Younes              0               $0              0           $0            1           $238.930


                PORTFOLIO MANAGER COMPENSATION (as of 10/31/2004)

-------------------- ------------------------------- -------------------------- ----------------------------------
                     STRUCTURE OF COMPENSATION FOR                                DIFFERENCE IN METHODOLOGY OF
                               MANAGING                  Specific Criteria      COMPENSATION WITH OTHER ACCOUNTS
                                                                                 MANAGED (RELATES TO THE "OTHER
                                                                                ACCOUNTS" MENTIONED IN THE CHART
                                                                                             ABOVE)
-------------------- ------------------------------- -------------------------- ----------------------------------
   INTERNATIONAL
    EQUITY FUND
-------------------- ------------------------------- -------------------------- ----------------------------------
Rudolph-Riad Younes              Salary                 Fixed Compensation                    None
                            Profit Sharing*             Fixed Compensation
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
-------------------- ------------------------------- -------------------------- ----------------------------------
   Richard Pell                  Salary                 Fixed Compensation                    None
                            Profit Sharing*             Fixed Compensation
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
-------------------- ------------------------------- -------------------------- ----------------------------------

-------------------- ------------------------------- -------------------------- ----------------------------------
   TOTAL RETURN
-------------------- ------------------------------- -------------------------- ----------------------------------
     BOND FUND
-------------------- ------------------------------- -------------------------- ----------------------------------

-------------------- ------------------------------- -------------------------- ----------------------------------
  Donald Quigley                 Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
-------------------- ------------------------------- -------------------------- ----------------------------------
   Richard Pell                  Salary                 Fixed Compensation                    None
                            Profit Sharing*             Fixed Compensation
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
-------------------- ------------------------------- -------------------------- ----------------------------------

-------------------- ------------------------------- -------------------------- ----------------------------------
 GLOBAL HIGH YIELD
     BOND FUND
-------------------- ------------------------------- -------------------------- ----------------------------------

-------------------- ------------------------------- -------------------------- ----------------------------------
    Greg Hopper                  Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
-------------------- ------------------------------- -------------------------- ----------------------------------

-------------------- ------------------------------- -------------------------- ----------------------------------
GLOBAL EQUITY FUND
-------------------- ------------------------------- -------------------------- ----------------------------------

-------------------- ------------------------------- -------------------------- ----------------------------------
  Brett Gallagher                Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
-------------------- ------------------------------- -------------------------- ----------------------------------
Rudolph-Riad Younes              Salary                 Fixed Compensation                    None
                            Profit Sharing*             Fixed Compensation
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
-------------------- ------------------------------- -------------------------- ----------------------------------

* In addition to participating in the annual revenues generated by their division, Messrs. Younes and Pell receive an equity-like interest in the division's enterprise value. The two components of the compensation program are designed to reward the mangers' long-term performance.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGERS (as of October 31, 2004)

-------------------------------------------------------- --------------------------------------------------------
NAME OF PORTFOLIO MANAGER                                                 BENEFICIAL OWNERSHIP
-------------------------------------------------------- --------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------- --------------------------------------------------------
         Brett Gallagher                                                   $50,000 - $100,000
-------------------------------------------------------- --------------------------------------------------------
         Greg Hopper                                                        $10,000 - $50,000
-------------------------------------------------------- --------------------------------------------------------
         Rudolph-Riad Younes                                               $100,000 - $500,000
-------------------------------------------------------- --------------------------------------------------------
         Richard Pell                                                     $500,000 - $1,000,000
-------------------------------------------------------- --------------------------------------------------------
         Donald Quigley                                                    $100,000 - $500,000
-------------------------------------------------------- --------------------------------------------------------
TOTAL RETURN BOND FUND
-------------------------------------------------------- --------------------------------------------------------
         Brett Gallagher                                                    $10,000 - $50,000
-------------------------------------------------------- --------------------------------------------------------
         Greg Hopper                                                        $10,000 - $50,000
-------------------------------------------------------- --------------------------------------------------------
         Donald Quigley                                                         $1-10,000
-------------------------------------------------------- --------------------------------------------------------
         Richard Pell                                                      $50,000 - $100,000
-------------------------------------------------------- --------------------------------------------------------
         Rudolph-Riad Younes                                               $100,000 - $500,000
-------------------------------------------------------- --------------------------------------------------------
GLOBAL HIGH YIELD BOND FUND
-------------------------------------------------------- --------------------------------------------------------
         Greg Hopper                                                       $100,000 - $500,000
-------------------------------------------------------- --------------------------------------------------------
         Richard Pell                                                      $100,000 - $500,000
-------------------------------------------------------- --------------------------------------------------------
         Donald Quigley                                                     $50,000 - $100,000
-------------------------------------------------------- --------------------------------------------------------
GLOBAL EQUITY FUND
-------------------------------------------------------- --------------------------------------------------------
         Brett Gallagher                                                          None
-------------------------------------------------------- --------------------------------------------------------
         Rudolph-Riad Younes                                                      None
-------------------------------------------------------- --------------------------------------------------------

                              CONFLICTS OF INTEREST

The advisory fee for managing the majority of these accounts is not based on the performance of the account. There is a conflict of interest with respect to the management of the GHYBF and other accounts managed by JBIM. Mr. Hopper manages the high yield portion of three hedge funds (and one long only fund) on behalf of lead managed Julius Baer Investment Limited, London, an affiliate. Mr. Hopper also manages the high yield portion of various institutional separate accounts (for Euro and US Dollar denominated accounts). JBIM receives an advisory fee based on the performance of these three hedge fund and various institutional separate accounts. The incentive compensation structures may create a conflict of interest when compared to accounts where the Advisor is paid based on a percentage of assets. The conflict is that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains.

As Messrs. Younes and Pell share in the profits of JBIM, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management.

In order to address these potential conflicts, JBIM's investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are disadvantaged in JBIM's management of accounts. Additionally, JBIM's internal controls are tested as part of the firm's Compliance Monitoring Program.



ADMINISTRATOR AND CUSTODIAN

Pursuant to Administration Agreements and Custodian Agreements, Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Administrator and Custodian to the Funds.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays IBT an annual fee based on the Funds' average daily net assets equal to 0.05% on the first $2 billion in assets, 0.04% on the next $1 billion in assets, 0.035% on the next $2 billion in net assets and 0.03% on assets over $5 billion. In addition, each Fund of the Trust pays an annual fee of $7,500 for each share class in excess of one. The Global Equity Fund is subject to an annual minimum fee of $80,000. Under each Custodian Agreement, IBT
(a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (e) makes periodic reports to each Board concerning the Funds' operations.

IBT is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the each Board. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds' portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or Directors or a foreign custody manager appointed by the Trustees or Directors in accordance with these rules. Each Board has appointed IBT and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.


The following table states the fees pursuant to the Administration Agreements and Custodian Agreements for the last three fiscal years ended October 31, for the International Equity Fund and the Total Return Bond Fund. In addition, the table includes Administration and Custodian fees, for the period from commencement of operation through October 31, 2003 and the fiscal year ended October 31, 2004, for the Global High Yield Bond Fund. The table also provides Administration and Custodian fees for the fiscal year ended

October 31, 2004 for the Global Equity Fund.

International Equity Fund
                                                     Custodial
                                  Gross          Offset Arrangement       Net
Year Ended 10/31/02             $1,225,601            $618,594          $607,007
Year Ended 10/31/03             2,469,864              970,573         1,499,291
Year Ended 10/31/04             6,193,426             1,411,125        4,782,301

Total Return Bond Fund

Year Ended 10/31/02              $43,821                $335            $43,486
Year Ended 10/31/03               90,111                 832             89,279
Year Ended 10/31/04               76,847                3,533            73,314

Global High Yield Bond Fund

Year Ended 10/31/03              $78,952               $2,337           $76,615
Year Ended 10/31/04               79,573               18,417            61,156

The Inception date is December 17, 2002 for Global High Yield Bond Fund's Class A shares. The Inception date for Global High Yield Bond Fund's Class I shares is January 30, 2003.

Global Equity Fund
                                                     Custodial
                                  Gross         Offset Arrangement         Net
Period Ended 10/31/04            118,534               12,845            105,689


For the fiscal years ended March 31, 2004, March 31, 2003, and March 31, 2002, the Global Equity Fund (prior to its conversion to an open-end fund) paid aggregate fees to IBT under the then current Administration Agreements and Custodian Agreements of $189,707, $246,481 and $82,997, respectively.



DISTRIBUTOR

Quasar Distributors, LLC (the "Distributor") serves as the Funds' Distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. The Distributor is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The  Trust  may  enter  into  distribution  agreements,   shareholder  servicing
agreements or administrative agreements ("Agreements") with certain financial institutions ("Processing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Funds. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Fund and JBIM. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.


DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution Plan and a Shareholder Services Plan (collectively, the "Plans"), pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A shares of the Fund. Because of the Plans, long-term Class A shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD.

Under the Distribution Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Distribution Plan and under the

Shareholder Services Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Under the Shareholder Services Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Shareholder Services Plan and under the Distribution Plan. The fee may be paid to Processing Organizations for providing certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plan include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds' transfer agent, advertisement, printing costs and website costs.


The Plan is a compensation plan, which provides for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plan was terminated by the Board and a successor plan was adopted, that Fund would cease to make payments under the Plan and the Distributor would be unable to recover any unreimbursed expenses.


Each Plan will continue in effect for so long as its continuance is specifically approved at least annually by each Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plan. Either Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or Directors or by a vote of a majority of the outstanding voting shares of the Trust or the Global Equity Fund that have invested pursuant to such Plan. No Plan may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of a Plan must also be approved by the Trustees or Directors as provided in Rule 12b-1.

No interested person of the Trust, the Global Equity Fund, or any Independent Board member has any direct or indirect financial interest in the operation of either Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under a Plan.

For the fiscal year ended October 31, 2004 the Funds paid the following amounts in distribution and shareholder servicing fees:


International Equity Fund                      6,852,209
Total Return Bond Fund                         $153,262
Global High Yield Bond Fund                     82,933
Global Equity Fund                              21,086


PROCESSING ORGANIZATION SUPPORT PAYMENTS

JBIM or one or more of its affiliates (for this section only, "JBIM") also may make additional payments to Processing Organizations out of their own resources under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under the categories below:


MARKETING SUPPORT PAYMENTS


JBIM may make payments from its own resources to key Processing Organizations who are holders or dealers of record for accounts in one more of the Funds and classes. A Processing Organization's marketing support services may include business planning assistance, educating Processing Organization personnel about the Funds and shareholder financial planning needs, placement on the Processing Organization's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. JBIM compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the total net assets of each Fund attributable to the Processing Organization on an annual basis.


PROGRAM SERVICING PAYMENTS


JBIM also may make payments from its own resources to certain Processing Organizations who sell Funds through programs such as retirement plan programs, qualified tuition programs or bank trust programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis.

OTHER CASH PAYMENTS

From time-to-time, JBIM, at its own expense, may provide additional compensation to Processing Organizations, which sell or arrange for the sale of shares of the Funds. Such compensation provided by JBIM may include financial assistance to Processing Organizations that enable JBIM to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. JBIM makes payments for events it deems appropriate, subject to JBIM guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from JBIM and any services provided.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the "Transfer Agent") serves as the Funds' transfer and dividend disbursing agent. The Transfer Agent's principal executive offices are located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Pursuant to the Transfer Agency Agreements, the Transfer Agent (a) issues and redeems shares of the Funds, (b) addresses and mails all communications by the Funds to record owners of Funds' shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to each Board concerning the Funds' operations.

CODE OF ETHICS

The Funds and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PROXY VOTING PROCEDURES

The Funds have delegated proxy voting responsibilities to the Adviser subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds' and their shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained Institutional Shareholders Services ("ISS") to serve as its proxy service provider and intends to vote in accordance with ISS's recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Funds and the interests of the Adviser or its affiliates. The Adviser, however, has instructed ISS not to vote proxies when the liquidity of the Fund could be adversely affected. A summary of ISS's Proxy Voting Guidelines for the Funds is provided in Appendix B of this SAI.


A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (1) on the Funds' website at
www.us-funds.juliusbaer.com and (2) on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the year ended June is available via the methods noted above.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds' Adviser is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Funds' Adviser will select specific portfolio investments and effect transactions for each Fund. The Adviser seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934
Act) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its Advisory Agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.

Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which a Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds' Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Any portfolio transaction for a Fund may be executed through the Distributor, or Julius Baer Securities Inc., or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions.

International Equity Fund
                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
  Fiscal Year End         Commissions           Total Broker Commissions Paid               Effected Through Affiliated Persons
  ---------------         -----------           -----------------------------               -----------------------------------
      10/31/02            $3,964,218               $203,228              5.13%              $1,550,574,424                 12.69%
      10/31/03             9,964,808               854,799               8.58%               4,158,168,470                 8.22%
      10/31/04            25,789,099               383,113               1.49%              11,186,512,124                 5.90%

Global Equity Fund
                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
  Fiscal Year End         Commissions           Total Broker Commissions Paid               Effected Through Affiliated Persons
  ---------------         -----------           -----------------------------               -----------------------------------
      3/31/02*                N/A                    N/A                  N/A                     N/A                       N/A
      3/31/03*                N/A                    N/A                  N/A                     N/A                       N/A
      3/31/04*                N/A                    N/A                  N/A                     N/A                       N/A
      10/31/04              62,492                    0                   0%                  47,154,660                     0%


*Upon the Global Equity Fund's conversion in July 2004, it changed its fiscal year end to October 31.

For each of the last three fiscal years ended October 31, 2002, October 31, 2003, and October 31, 2004, the Total Return Bond Fund and the Global High Yield Bond Fund paid $0 in brokerage commissions. Significant differences in the amounts of brokerage commissions paid by the International Equity Fund during the most recent fiscal year and the prior two fiscal years are attributable to the significant growth of assets. From year to year, changes in commissions may occur as a result of increases or decreases in asset levels. The Funds may pay both commissions and spreads when effecting portfolio transactions.

As of October 31, 2004, the Funds owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


           FUND                              NAME                      AMOUNT
 International Equity Fund      Investors Bank & Trust Company      $230,836,030
                                      Merrill Lynch & Co.            35,000,000
                                         Credit Suisse               26,591,579
                                         Deutsche Bank               21,046,806
                                        Citigroup Inc.               15,000,000
                                            UBS AG                   12,593,932
                                  Credit Suisse First Boston          5,000,000
                                       ABN Amro Holding               3,255,581
  Total Return Bond Fund        Investors Bank & Trust Company       $3,281,245
                                       ABN-Amro Bank NV               1,710,594
Global High Yield Bond Fund     Investors Bank & Trust Company        $832,055
    Global Equity Fund          Investors Bank & Trust Company       $1,195,244
                                        Citigroup Inc.                 206,491
                                        Morgan Stanley                 140,855
                                        JP Morgan Chase                107,235
                                         Merrill Lynch                 90,403
                                         Credit Suisse                 70,894
                                         Deutsche Bank                 37,598


In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC.


Each Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or a private account managed by the Adviser.


A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund's interest.

COMMISSION RECAPTURE PROGRAMS

In June 2005, the Boards of the Trust and Global Equity Fund each adopted a commission recapture program. Under the programs, a percentage of commissions generated by the Portfolio transactions of a Fund is rebated to that Fund by the broker-dealers and credited to short-term security gain/loss.

                                  CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The authorized capital stock of the Global Equity Fund currently consists of 25,000,000,000 shares of Class A Common Stock and 25,000,000,000 shares of Class I Common Stock, each having a par value of $.001 per share. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.


When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders for the purpose of electing Trustees for the International Equity Fund, the Total Return Bond Fund, or the Global High Yield Bond Fund, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Under the Global Equity Fund's Charter, the Global Equity Fund will hold annual meetings of shareholders for the purpose of electing Directors. The Trustees or Directors will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust's or the Global Equity Fund's outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees or Directors shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees or Directors determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.


Each Fund share  representing  interests in a Fund,  when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees or Directors can elect all Trustees or Directors. In the case of the Trust, shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each Agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

Control Persons of the Funds
----------------------------

As of September 30, 2005, the entities listed below owned more than 25% of the outstanding shares of the respective Funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Julius Baer Securities is a wholly-owned subsidiary of Julius Baer Holdings, Ltd. Shareholders owning 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.

NAME AND ADDRESS OF OWNER*       NUMBER OF SHARES OF FUND        PERCENT OF FUND
--------------------------       ------------------------        ---------------

INTERNATIONAL EQUITY FUND
Special Custody Account
Charles Schwab & Co.                  4,913,780,397                  30.91%
101 Montgomery Street
San Francisco, CA 94104

NAME AND ADDRESS OF OWNER*       NUMBER OF SHARES OF FUND        PERCENT OF FUND
--------------------------       ------------------------        ---------------

GLOBAL HIGH YIELD BOND FUND
UBS AG                                  21,780,340                   49.10%
Omnibus Reinvest Account
101 Park Avenue
New York, NY 10178


* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.


"Principal Holder" is defined by the 1940 Act as a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. As of September 30, 2005, to the knowledge of the Trust, the following persons or entities were Principal Holders of the outstanding shares of the classes of the respective Funds:


NAME AND ADDRESS OF OWNER*              NUMBER OF SHARES        PERCENT OF CLASS
--------------------------              ----------------        ----------------

INTERNATIONAL EQUITY FUND

Charles Schwab & Co.                  3,496,837,556 Class A          47.93%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.            1,416,942,831 Class I          16.47%
101 Montgomery Street
San Francisco, CA 94104

Prudential Investment Management      1,255,863,563 Class I          14.60%
100 Mulberry Street
Newark, NJ 07102

TOTAL RETURN BOND FUND

UBS AG                                 22,185,352 Class A            31.65%
Reinvest Account
101 Park Avenue
New York, NY 10178

Charles Schwab & Co., Inc.             19,176,989 Class A            27.36%
101 Montgomery Street
San Francisco, CA 94104

UBS AG                                  4,625,826 Class A             6.60%
Cash Account
101 Park Avenue
New York, NY 10178

Knotfloat & Co                          3,561,029 Class A             5.08%
PO BOX 5496
Boston, MA 02206

Mac & Co                               53,488,524 Class I            37.14%
525 William Penn Place
Pittsburgh, PA 15219

Charles Schwab & Co., Inc.             20,528,587 Class I            14.25%
101 Montgomery Street
San Francisco, CA 94104

Prudential Investment Management       19,851,239 Class I            13.78%
100  Mulberry Street
Newark, NJ 07102

NFS LLC FBBO                           16,556,816 Class I            11.49%
Titus & Co
Chase Manhattan Bank
PO Box 227337
Dallas, TX 75222

UBS AG                                 11,013,495 Class I             7.94%
Reinvest Account
101 Park Avenue
New York, NY 10178

FISERV Securities                       8,137,005 Class I             5.65%
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103

GLOBAL HIGH YIELD BOND FUND

UBS AG                                 21,780,340 Class A            59.11%
Reinvest Account
101 Park Avenue
New York, NY 10178

FISERV Securities                       3,502,853 Class A             9.50%
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103

UBS AG                                  3,037,442 Class A             8.24%
Cash Account
101 Park Avenue
New York, NY 10178

Charles Schwab & Co., Inc.              2,142,726 Class A             5.81%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co, Inc.               5,568,192 Class I            74.13%
101 Montgomery Street
San Francisco, CA 94104

UBS AG                                  1,038,858 Class I            13.83%
Cash Account
101 Park Avenue
New York, NY 10178

INTERNATIONAL EQUITY FUND II

Charles Schwab & Co., Inc               9,944,712 Class A            11.52%
101 Montgomery Street
San Francisco, CA 98104

GE Financial Trust Company              5,647,524 Class A             6.54%
3200 North Central Avenue
Phoenix, AZ 85012

State Street Bank and Trust Company    47,704,188 Class I            20.39%
801 Pennsylvania Avenue
Kansas City, MO 64105

Prudential Investment Management       40,638,932 Class I            17.37
100 Mulberry Street
Iselin, NJ

Wilmington Trust                       20,187,530 Class I            8.63%
PO Box 8882
Wilmington, DE 19899

Suntrust Bank                          16,725,551 Class I             7.15%
SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456

Dennis J Giblin Trust                  15,184,859 Class I             6.49%
IUOE Local 68 Annuity Fund
PO Box 534
West Caldwll, NJ 07007

Charles Schwab & Co., Inc              11,935,298 Class I             5.10%
101 Montgomery Street
San Francisco, CA 98104

* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.


As of September 30, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the Trust's total shares outstanding and as a group owned less than 1% of the Fund's total shares outstanding.


Control Persons of the Global Equity Fund
-----------------------------------------


As of September 30, 2005, there were no entities that owned more than 25% of the outstanding shares of the Fund, and as such, could be deemed to control the Fund within the meaning of the 1940 Act.


As of September 30, 2005, to the knowledge of the Fund the following persons were Principal Holders:


NAME AND ADDRESS OF OWNER*              NUMBER OF SHARES        PERCENT OF CLASS
--------------------------              ----------------        ----------------

FISERV Securities                      28,533,610 Class A            17.05%
FAO 58813644
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103

UBS AG                                 16,892,076 Class A            10.09%
Cash Account
101 Park Avenue
New York, NY 10178

FISERV Securities                      10,761,151 Class A             6.43%
FAO 58849469
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103

UBS AG                                 10,558,979 Class A             6.31%
Reinvest Account
101 Park Avenue
New York, NY 10178

UBS Bank                               42,144,300 Class I            46.86%
154 University Road
Toronto Ontario
Canada

UBS AG                                 38,464,379 Class I            42.76%
Reinvest Account
101 Park Avenue
New York, NY 10178

FISERV Securities                       9,326,220 Class I            10.36%
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103

* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of September 30, 2005, the Directors and officers as a group owned less than 1% of the Fund's total shares outstanding.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

The Prospectus discusses the time at which the net asset value of the Funds is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing their assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's net asset value ("NAV") may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars (as quoted by WM/Reuters as of 11:00 a.m., EST). If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.

The Funds have engaged a record keeping or pricing agent (the "Pricing Agent") to determine each Fund's daily NAV. The Pricing Agent will obtain prices for portfolio securities and other investments and currency exchange rates from pricing or quotation services (collectively, an "Authorized Pricing Service") that have been approved by its Board or, if not yet approved by its Board, are approved by the president or chief financial officer of a Fund. If no quotation can be obtained from an Authorized Pricing Service, then the Adviser will attempt to obtain a quotation from an alternative source following procedures approved by the Board. If the Adviser is unable to obtain a quotation from such an alternative source, or if the Adviser doubts the accuracy of any quotation, the security will be valued by the Pricing Committee. The Pricing Committee shall meet to establish prices of portfolio securities on any day on which a Fund's NAV is determined and on which, as to any portfolio security, reliable market quotations may not be readily available or a significant event may have occurred. The procedures of the Authorized Pricing Service are reviewed periodically by each Fund's Pricing Committee under the general supervision and responsibility of the respective Board or Valuation Committee, which may replace any such Authorized Pricing Service at any time.

Domestic Securities. Securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day on the exchange on which such security is principally traded or in the over-the-counter market, as applicable. Securities reported by the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ official closing price on the valuation day. In cases which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.

Foreign Securities. The prices of foreign securities are determined using information derived from pricing services and other sources. The value of foreign securities are generally based on primary local market quotations, which, depending on local convention or regulations, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time as determined by he appropriate governing body. Foreign fixed income securities maybe valued based on matrix pricing when such prices are believed to reflect fair market value.

In cases where the market value of a portfolio security is not available from an
Authorized   Pricing  Service,   the  Funds'  procedures   provide  methods  for
determining the market value.

The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that will materially affect the value of those securities (a "Significant Event") has occurred since the closing prices were established on the domestic or foreign exchange or market, but before a Fund's NAV calculation. The Adviser monitors developments in the marketplace for circumstances, which may present a Significant Event. If the Adviser determines that a Significant Event has occurred, then the Pricing Committee will determine the fair value of the security following procedures approved by the Boards. Similarly, if trading in a security is halted during the trading day, and does not resume prior to the closing of the exchange or other market, the fair value of the security must be determined. If the Pricing Committee determines that a significant event has occurred after a foreign market closes but before the time as of which the Fund determines its NAV, it shall fair value price the portfolio securities that are affected by such significant event. Examples of Significant Events include: events that relate to a single issuer or to an entire market sector; significant fluctuations in domestic or foreign markets or other financial indicators; and occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, corporate actions or significant government actions.

Each Board has delegated to its respective Valuation Committee the authority and responsibility to make fair value determinations on behalf of the Board. The Valuation Committees shall review each action taken or approved by the Pricing Committees to determine whether such actions were taken in a manner consistent with the Funds' Valuation Procedures, and shall also review the appropriateness of the methodologies used to value portfolio securities in the Funds' portfolios and the quality of the prices obtained through those procedures and recommend adjustments to such methods when appropriate. The Adviser, through the Pricing Committees, shall be responsible for determinations under the Funds' Valuation Procedures where such determinations involve the use of non-objective valuation methods or criteria, including fair value pricing of portfolio securities for which reliable market quotations are not readily available. The Boards have adopted specific guidelines regarding the good faith valuation of securities and retains responsibility for the valuation methods adopted and applied. The Valuation Committees meet as necessary and is comprised of Independent Board members.

IN-KIND PURCHASES

Shares of the Funds are normally issued for cash only. The Adviser in its discretion may permit investors to purchase shares "in-kind" through a transfer of readily marketable securities to a Fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired: are consistent with the investment objectives and policies of the acquiring Fund; are acquired for investment purposes and not for resale; are not restricted as to transfer either by law or market liquidity; and can be readily valued (e.g., are listed on a recognized exchange).

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (NYSE) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or

1% of a Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

A redemption fee of 2% will apply to shares of the Fund sold within 90 days of their date of purchase. This redemption fee may be waived for certain tax advantaged retirement plans or certain disciplined asset allocation platforms and shares acquired by reinvestment of dividends or distributions of the Funds. To qualify for the waiver, the tax-advantaged retirement plan, and asset allocation accounts be pre-approved by the Funds' Distributor and Adviser and reasonably believed not to engage in market timing activities. Each Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment adviser concerning the availability of the redemption waiver before purchasing shares.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value; the proceeds are immediately invested, at the price as determined above, in shares of a Fund being acquired. A Fund reserves the right to reject any redemption request.

ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Julius Baer Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this Fund) or the Julius Baer Global Equity Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their shares on the basis of relative net asset value at the time of exchange. A $5 fee will be charged for every exchange made via telephone, provided that the registration remains identical. However, a redemption fee of 2% of the amount exchanged will apply to shares of a Fund exchanged within 90 days of their date of purchase. Due to certain economies involved, each Fund may waive the redemption fee for certain tax advantaged retirement plans, or certain disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, the tax-advantaged retirement plan and asset allocation accounts must be pre-approved by the Funds' Transfer Agent and Adviser and reasonably believed not to engage in market timing activities. Each Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment adviser concerning the availability of the redemption waiver before purchasing shares.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described in the Prospectus. The Funds do not knowingly accept shareholders who engage in excessive short-term trading.




Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. Operational systems and technological limitations may limit the ability of the Funds and their agents to detect and curtail excessive trading practices. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to a Fund. If excessive trading is detected in an omnibus account, the Funds may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.
The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in the Funds will occur.

                     ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund has qualified, and intends to qualify each year, as a "regulated investment company" under the Code. Provided that a Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. In the event that a Fund invests in such securities, the Fund will address these and any other issues in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 30% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Global Equity Fund is organized as a Maryland Corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm of the Trust and the Global Equity Fund and performs annual audits of the Funds' financial statements.


                                     COUNSEL


Thacher Proffitt & Wood LLP, Two World Financial Center, New York, NY 10281, serves as counsel for the Funds.


                              FINANCIAL STATEMENTS


The Financial Statements contained in the Funds' Annual Reports to Shareholders for the year or period ended October 31, 2004, are incorporated by reference into this SAI. Copies of the Trust's and Global Equity Fund's 2004 Annual Reports may be obtained by calling the Julius Baer at the telephone number on the first page of the SAI.


                      APPENDIX A -- DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service's Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

CI - Bonds rated "CI" are income bonds on which no interest is being paid.

To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


The following summarizes the ratings used by Moody's for corporate bonds:

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

APPENDIX B
ISS PROXY VOTING
GUIDELINES
SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetingswithout a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

          o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

          o    Majority of independent directors on board

          o    All-independent key committees

          o    Committee chairpersons nominated by the independent directors

          o CEO performance reviewed annually by a committee of outside directors

          o    Established governance guidelines

          o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

          o Long-term financial performance of the target company relative to its industry; management's track record

          o    Background to the proxy contest

          o    Qualifications of director nominees (both slates)

          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES

AND VOTING RELATED ISSUES ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private
transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Canges in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).



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

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.



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

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder ealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.


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


MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns o Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)


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

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performancebased stock options (indexed, premium-priced, and performance-vested options), taking into account:

o    Whether the proposal mandates that ALL awards be performance-based

o Whether the proposal extends beyond executive awards to those of lower-ranking employees

o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits

 9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o    Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o    Whether the company already limits price increases of its products

o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

o    The costs and feasibility of labeling and/or phasing out

o The nature of the company's business and the proportion of it affected by the proposal

o The proportion of company sales in markets requiring labeling or GMO-free products

o    The extent that peer companies label or have eliminated GMOs

o Competitive benefits, such as expected increases in consumer demand for the company's products

o The risks of misleading consumers without federally mandated, standardized labeling

o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o    The extent that peer companies have eliminated GMOs

o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.


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

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o    Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o    The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o    Whether the company has gone as far as peers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o    The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

o    The percentage of the company's business affected

o    The feasibility of a spinoff

o    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o    Whether there are publicly available environmental impact reports;

o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

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

o    The company's level of disclosure lags that of its competitors, or

o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o    The nature of the company's business and the percentage affected


o    The extent that peer companies are recycling

o    The timetable prescribed by the proposal

o    The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

o    The nature of the company's business and the percentage affected

o The extent that peer companies are switching from fossil fuels to cleaner sources

o    The timetable and specific action prescribed by the proposal

o The costs of implementation o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o    The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o    The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o    Independence of the compensation committee

o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o    The nature and amount of company business in that country

o    The company's workplace code of conduct

o    Proprietary and confidential information involved

o    Company compliance with U.S. regulations on investing in the country

o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o    Agreements with foreign suppliers to meet certain workplace standards

o    Whether company and vendor facilities are monitored and how

o    Company participation in fair labor organizations

o    Type of business

o    Proportion of business conducted overseas

o    Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o    Peer company standards and practices

o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o    The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o    Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o    The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o    The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o    The level of the company's investment in Northern Ireland

o    The number of company employees in Northern Ireland

o    The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o    Whether the company has in the past manufactured landmine components

o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o    What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o    The percentage of revenue derived from cluster bomb manufacture

o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o    The information is already publicly available or

o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o    The degree of board diversity

o    Comparison with peer companies

o    Established process for improving board diversity

o    Existence of independent nominating committee

o    Use of outside search firm

o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o    The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o    The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

o Whether the company's EEO policy is already in compliance with federal, state and local laws


o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

o    The industry norm for including sexual orientation in EEO statements

o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


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

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Masures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

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

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.



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NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

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

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


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SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.



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